MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated November 21, 2017
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Certificate
(Dated May 1, 2017)

This Supplement provides information regarding your individual flexible premium deferred variable annuity certificate ("Certificate") prospectus. Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

On page [32] of your prospectus, the first sentence in the first paragraph under "DESCRIPTION OF ANNUITY CERTIFICATE - Allocation of Premiums" is revised to read as follows:

No later than the next Business Day following receipt at our Administrative Center of your properly completed Certificate application and initial premium payment, we will allocate the initial premium to the Subaccounts and the Declared Interest Option in accordance with the Premium Allocation percentages shown in the application.

*  *  *  *  *

If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-866-628-6776.